CAPITAL LEASE OBLIGATIONS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Future minimum lease payments under non-cancellable capital lease arrangements
2017	$ 11,132	¥ 77,290
2018	6,278	43,586
2019	222	1,542
Total minimum lease payment	17,632	122,418
Less: amount representing interest	(809)	(5,616)
Present value of remaining minimum lease payment	16,823	116,802
Current portion of capital lease obligations	$ 10,493	¥ 72,851	¥ 70,615